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                                                                   EXHIBIT 99.3


                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Fred Meyer, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of March 20, 1998.

                                       Yucaipa Arizona Partners, L.P.
                                       Yucaipa Smitty's Partners, L.P.
                                       Yucaipa Smitty's Partners II, L.P.
                                       Yucaipa SSV Partners, L.P.
                                       FFL Partners
                                       Yucaipa/F4L Partners

                                       By: The Yucaipa Companies
                                       Its General Partner


                                       By:    /s/ Ronald W. Burkle
                                              ---------------------------------
                                       Name:  Ronald W. Burkle
                                       Title: General Partner




                                       The Yucaipa Companies


                                       By:    /s/ Ronald W. Burkle
                                              ---------------------------------
                                       Name:  Ronald W. Burkle
                                       Title: General Partner



                                       F4L Equity Partners, L.P.
                                       Yucaipa Capital Fund


                                       By:  Yucaipa Capital Advisors, Inc.
                                            Its General Partner


                                       By:    /s/ Ronald W. Burkle
                                              ---------------------------------
                                       Name:  Ronald W. Burkle
                                       Title:



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                                       Fred Meyer/Smith's Foundation


                                       By:    /s/ Ronald W. Burkle
                                              ---------------------------------
                                       Name:  Ronald W. Burkle
                                       Title:



                                       /s/ Ronald W. Burkle
                                       ----------------------------------------
                                       Ronald W. Burkle



                                       /s/ Jeffrey P. Smith
                                       ----------------------------------------
                                       Name:  Jeffrey P. Smith



                                       /s/ Fred L. Smith
                                       ----------------------------------------
                                       Name:  Fred L. Smith



                                       The Dee Glen Smith Marital Trust


                                       By:   /s/ Jeffrey P. Smith
                                          -------------------------------------
                                       Name:  Jeffrey P. Smith
                                       Title: Trustee



                                       The Trust for the Children of
                                       Jeffrey P. Smith


                                       By:    /s/ Jeffrey P. Smith
                                              ---------------------------------
                                       Name:  Jeffrey P. Smith
                                       Title: Trustee



                                       The Trust for the Children of
                                       Fred L. Smith


                                       By:    /s/ Fred L. Smith
                                              ---------------------------------
                                       Name:  Fred L. Smith
                                       Title: Trustee